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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          March 5, 2001
                                                --------------------------------
                             Global e Tutor, Inc.
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            (Exact name of registrant as specified in its charter)

         Delaware                    0-29765                     88-0444539
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

8097 Roswell Road, Bldg. D., Atlanta, Georgia                     30350-6159
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code       (678) 781-2046
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.
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     On March 5, 2001, Global e Tutor, Inc. (the "Company") dismissed its independent auditors, Pritchett, Siler & Hardy, P.C., and on the same date authorized the engagement of the firm of Cherry, Bekaert & Holland, L.L.P. as
its independent auditors for the fiscal year ended December 31, 2000.   Each of
these actions was approved by the Board of Directors of the Company.

     Pritchett, Siler & Hardy, P.C. was engaged as the Company's independent auditor on or about March 13, 2000 and has only reported on the consolidated financial statements of the Company for the fiscal year ended December 31, 1999. The report of Pritchett, Siler & Hardy, P.C. on the consolidated financial statements of the Company for the fiscal year ended December 31, 1999 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the fiscal year ended December 31, 1999 and for the unaudited interim period through March 5, 2001, there were no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principle or practice, financial statement disclosure, or audit scope or procedure which disagreement, if not resolved to the satisfaction of Pritchett, Siler & Hardy, P.C., would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal year ended December 31, 1999 and the unaudited interim period through March 5, 2001, neither the Company nor any of its representatives sought the advice of Cherry, Bekaert & Holland, L.L.P. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

     In connection with the audit of the fiscal year ended December 31, 1999 and the unaudited interim period through March 5, 2001, Pritchett, Siler & Hardy, P.C. did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) there existed a need to expand significantly the scope of its audit, or that information had come to Pritchett, Siler & Hardy, P.C.'s attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause Pritchett, Siler & Hardy, P.C. to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to Pritchett, Siler & Hardy, P.C.'s dismissal did not so expand the scope of its audit or conduct such further investigation; or (iv) information had come to Pritchett, Siler & Hardy, P.C.'s attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Pritchett, Siler

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& Hardy, P.C.'s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to Pritchett, Siler & Hardy, P.C.'s dismissal, the issue has not been resolved to Pritchett, Siler & Hardy, P.C.'s satisfaction prior to its dismissal.

     The Company has requested that Pritchett, Siler & Hardy, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Pritchett, Siler & Hardy, P.C.'s letter to the Securities and Exchange Commission is filed as
Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.
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   (a)    Not applicable

   (b)    Not applicable

   (c)    Exhibits:

   16.1   Letter from Pritchett, Siler & Hardy, P.C.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL E TUTOR, INC.



                                        By:  /s/ Jerry Barton
                                           ---------------------------------
                                           Jerry Barton, President and Chief
                                           Executive Officer

Dated:  March 12, 2001
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                                 EXHIBIT INDEX


Exhibit
Number    Description of Exhibit
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16.1      Letter from Pritchett, Siler & Hardy, P.C.